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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   Form 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 30, 1995
                                                 -------------------------



                            FORTE COMPUTER EASY, INC.
             (Exact name of registrant as specified in its charter)

   Utah                             0-25634                87-0365268
(State or other jurisdiction      (Commission            (IRS Employer
of incorporation)                  File Number)           Identification No.)

1350 ALBERT STREET, YOUNGSTOWN, OHIO                     44505
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code  (330) 746-3311

                                 NOT APPLICABLE.
         (Former name or former address, if changed since last report.)


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The undersigned hereby amends its Form 8-K Current Report dated November 3, 1995 in its entirety to read as follows:

Item 2.        Acquisition or Disposition of Assets.

               On August 30, 1995, Forte Computer Easy, Inc., a Utah corporation (the "Company"), reached a tentative agreement to sell assets of the Company to International Microcomputer Software, Inc. ("IMSI"). The parties subsequently entered into a definitive Purchase Agreement, and the closing of the transaction occurred on November 3, 1995. Although the assets sold to IMSI historically generated a significant portion of the company's revenues, the Company has determined that it is in the best long-term interest of the Company to discontinue the operations of the software division.

               The assets sold to IMSI by the Company consisted primarily of all of the Company's rights to the Floor Plan PlusTM and 3D DesignTM product lines. Cash proceeds to the Company of this sale were approximately $691,889. The Company also received a contingent right to receive additional proceeds of up to $200,000, dependent upon IMSI obtaining specified future performance goals for the period from September 1, 1995 through December 31, 1998. In addition, IMSI granted the Company a five-year option to acquire up to 5,000 shares of IMSI's common stock at an exercise price of $9.00 per share. The Company intends to use the net proceeds of the transaction to reduce indebtedness attributable to the Company's software division.

Item 7.  Financial Statements and Exhibits.

(b)      Pro Forma Financial Information.

         The financial statements of the Company for the fiscal year ended December 31, 1995 included with the Form 10-SB/A (Amendment No.
         1) of the Company filed with the Commission on November 22, 1996 are hereby incorporated herein by reference.

(c)      Exhibits.

         Exhibit No.   Description                              Method of Filing
         -----------   -----------                              ----------------
               1       Purchase Agreement dated November 3,     Filed herewith
                       1995 among Forte Computer Easy, Inc.,
                       International Microcomputer
                       Software, Inc. and Computer Easy
                       International, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 1 to Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FORTE COMPUTER EASY, INC.

Date: November 22, 1996                   By   /s/ Frank J. Amedia
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                                              Frank J. Amedia
                                              President, Chief Executive Officer